CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K in accordance with Rule 15(d)-14 of the Securities Exchange Act of 1934 of Red Trail Energy, LLC (the “Company”) for the fiscal year ended September 30, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald Bachmeier, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald Bachmeier
Gerald Bachmeier
Chief Executive Officer

Dated:	December 17, 2018